UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2012

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K for ESSA Bancorp, Inc. (the “Company”) as initially filed with the Securities and Exchange Commission on August 1, 2012 (the “Original Report”). As described in the Original Report, on July 31, 2012, the Company announced that it had completed its acquisition of First Star Bancorp, Inc. and its subsidiary, First Star Bank. This Current Report on Form 8-K/A is being filed in order to file pro forma financial information as required by Item 9.01. The information contained in the Original Report remains in effect, except as expressly amended by this Amendment.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information.

(i)	The Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the nine months ended June 30, 2012.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	The Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of and for the nine months ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.

DATE: October 16, 2012	By:	/s/ Gary S. Olson
Gary S. Olson, President and
Chief Executive Officer